Exhibit C

                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT dated as of May 17, 1996, between RYKOFF-SEXTON, INC., a Delaware corporation (the "Company"), and the other signatories hereto listed on the signature pages hereof.

                              W I T N E S S E T H:

                  WHEREAS, pursuant to an Agreement and Plan of Merger dated February 2, 1996 (the "Merger Agreement"), between the Company, USF Acquisition Corporation, a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of the Company, and US Foodservice Inc., a Delaware corporation ("USF"), USF has merged into Merger Sub on the date hereof, and pursuant thereto shares of Class A Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share, of USF ("USF Common Stock"), held by the USF stockholders have been converted into shares of Common Stock, of the par value of $.10 per share, of the Company ("Common Stock"); and

                  WHEREAS, pursuant to an Agreement dated as of February 2, 1996, as amended by Amendment No. 1 to Agreement dated as of April 8, 1996 (as so amended, the "ML Agreement"), the Company has agreed to enter into this Agreement to provide certain registration rights to the Shareholders with respect to such shares of Common Stock.

                  NOW, THEREFORE, it is hereby agreed as follows:

                  1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Merger Agreement. For purposes of this Agreement, the following terms shall have the following meanings:

                  "Affiliate" has the meaning specified in Rule 12b-2 under the Exchange Act.

                  "Blackout Period" has the meaning specified in
Section 6(a).

                  "Business Day" means a day on which the principal offices of the SEC in Washington, D.C. are open to accept filings, or in the case of determining a date on which any payment is due, a day other than Saturday, Sunday or any day on which banks located in New York City are authorized or obligated by law to close.





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                  "Counsel to the Holders" means the single law firm from time to time representing the Holders, as appointed by the Holders of a majority in number of the Registrable Securities.

                  "Effective Period" means, with respect to any Holder, a period commencing on the date of this Agreement and ending on the earlier of (i) the first date as of which all Registrable Securities cease to be Registrable Securities and (ii) the date on which such Holder may sell Registrable Securities in accordance with Rule 145(d)(3) under the Securities Act.

                  "Equitable Holder" means each of the Equitable Entities (as such term in defined in the Merger Agreement) that is a holder of Registrable Securities.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Holder" means each Shareholder, and each Person who is an Affiliate of such Shareholder, that is a holder of Registrable Securities.

                  "Initiating Holder" has the meaning specified in
Section 3(a).

                  "Inspectors" has the meaning specified in Section 7(l).

                  "ML Holder" means each of the ML Entities (as such term in defined in the Merger Agreement), and each Affiliate of ML IBK Positions, Inc., that is a holder of Registrable Securities.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by any Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                  "Records" has the meaning specified in Section 7(l).

                  "Registrable Securities" means, collectively, (i) the shares of Common Stock issued to the Persons signatory hereto pursuant to the Merger, (collectively, the "Shares") and (ii) any securities paid, issued or distributed in respect of any Shares by way of stock dividend or distribution or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise. Securities will cease to be Registrable Securities in accordance with Section 2 hereof.



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                  "Registration Expenses" means any and all out-of-pocket
expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, (i) all SEC, NASD and securities exchange registration and filing fees, (ii) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or automated quotation system pursuant to Section 7(h), (v) the fees and disbursements of counsel for the Company and of its independent public accountants, (vi) the reasonable fees and expenses of any special experts retained by the Company in connection with the requested registration, (vii) the reasonable fees and expenses of Counsel to the Holders and (viii) out-of-pocket expenses of underwriters customarily paid by the issuer to the extent provided for in any underwriting agreement, but excluding (x) underwriting discounts and commissions, transfer taxes, if any, and documentary stamp taxes, if any, and
(y) any fees or disbursements of counsel to the Holders or any Holder (other than Counsel to the Holders).

                  "Registration Statement" means any registration statement of the Company referred to in Section 3 or 4, including any Prospectus, amendments and supplements to any such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in any such registration statement.

                  "Registration Hold Period" means a Section 7(e) Period or a Section 7(m) Period.

                  "Related Securities" means any securities of the Company similar or identical to any of the Registrable Securities, including, without limitation, Common Stock and all options, warrants, rights and other securities convertible into, or exchangeable or exercisable for, Common Stock.

                  "Requesting Holder" has the meaning specified in
Section 3(a).

                  "SEC" means the Securities and Exchange Commission.

                  "Section 7(e) Period" has the meaning specified in
Section 7(e).

                  "Section 7(m) Period" has the meaning specified in
Section 7(m).

                  "Securities Act" means the Securities Act of 1933, as amended.




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                  "Shareholder" means each of the Persons other than the Company who are parties to this Agreement; provided, however, that for purposes of
Section 3 of this Agreement, Frank H. Bevevino shall be a Shareholder only as of such date he ceases to be an employee of the Company or any Subsidiary of the Company.

                  "Shelf Registration" means a "shelf" registration statement on an appropriate form pursuant to Rule 415 under the Securities Act (or any successor rule that may be adopted by the SEC).

                  "Underwritten Registration or Underwritten Offering" shall mean an underwritten offering in which securities of the Company are sold to an underwriter for reoffering to the public.

                  "Warrantholders Securities" means the securities proposed to be sold by those holders of the Company's Common Stock Purchase Warrants who exercise their registration rights pursuant to Section 20.2 thereof.

                  2. Securities Subject to This Agreement. The securities entitled to the benefits of this Agreement are the Registrable Securities. For the purposes of this Agreement, any particular Registrable Securities will cease to be Registrable Securities when and to the extent that (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act and such Registerable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) such Registrable Securities shall have been otherwise transferred or disposed of, new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company and, at such time, subsequent transfer or disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any similar state law then in force or (iv) such Registrable Securities have ceased to be outstanding.

                  3. Piggy-Back Registration Rights. a. Whenever during the Effective Period the Company shall propose to file a registration statement under the Securities Act relating to the public offering of Company Common Stock for the Company's own account (other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor forms, or filed in connection with an exchange offer or an offering of securities solely to existing stockholders or employees of the Company) or for the account of any holder of Common Stock (the "Initiating Holder") and on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, the Company shall (i) give written notice at least 20 Business Days prior to the filing thereof to each Holder of Registrable Securities then outstanding, specifying the



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approximate date on which the Company proposes to file such registration statement and advising such Holder of its right to have any or all of the Registrable Securities then held by such Holder included among the securities to be covered thereby and (ii) at the written request of any such Holder given to the Company within 15 days after such Holder's receipt of written notice from the Company, include among the securities covered by such registration statement the number of Registrable Securities which such Holder ("Requesting Holder") shall have requested be so included (subject, however, to reduction in accordance with paragraph (b) of this Section).

                           b. Each Holder of Registrable Securities
desiring to participate in an offering pursuant to Section 3(a) may include shares of Company Common Stock in any Registration Statement relating to such offering to the extent that the inclusion of such shares of Company Common Stock shall not reduce the number of shares of Company Common Stock to be offered and sold by the Company or any Initiating Holder pursuant thereto. If the lead managing underwriter selected by the Company for an underwritten offering pursuant to Section 3(a) determines that marketing factors require a limitation on the number of shares of Company Common Stock to be offered and sold by Requesting Holders in such offering, there shall be included in the offering only that number of shares of Company Common Stock, if any, that such lead managing underwriter reasonably and in good faith believes will not jeopardize the success of the offering of all the shares of Company Common Stock that the Company desires to sell for its own account or that the Initiating Holder desires to sell for its own account, as the case may be. In such event and provided the lead managing underwriter has so notified the Company in writing, the shares of Company Common Stock to be included in such offering shall consist of (i) first, the securities the Company or the Initiating Holder, as the case may be, proposes to sell, and (ii) second, the number, if any, of Registrable Securities and Warrantholders Securities requested to be included in such registration that, in the opinion of such lead managing underwriter can be sold without jeopardizing the success of the offering of all the securities that the Company or the Initiating Holder, as the case may be, desires to sell for its own account, such amount to be allocated on a pro rata basis among the holders of Registrable Securities and Warrantholders Securities who have requested their securities to be so included based on the number of Registrable Securities and Warrantholders Securities that each holder thereof has requested to be so included.

                           c. Nothing in this Section 3 shall create any
liability on the part of the Company to the Holders of Registrable Securities if the Company for any reason should decide not to file a registration statement proposed to be filed under Section 3(a) or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.



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                           d.  A request by Holders to include Registrable
Securities in a proposed underwritten offering pursuant to Section 3(a) shall not be deemed to be a request for a demand registration pursuant to Section 4.

                  4. Demand Registration Rights. (a) Upon the written request during the Effective Period of ML Holders holding at least a majority in number of the Registrable Securities held by the ML Holders that the Company effect the registration with the SEC under and in accordance with the provisions of the Securities Act of all or part of such ML Holder's or ML Holders' Registrable Securities (which written request shall specify the aggregate number of shares of Registrable Securities requested to be registered and the means of distribution), the Company will file a Registration Statement covering such ML Holder's or ML Holders' Registrable Securities requested to be registered within 30 Business Days after receipt of such request; provided, however, that the Company shall not be required to take any action pursuant to this Section 4:

                                    (1) if prior to the date of such request the
                  Company shall have effected four registrations pursuant to this Section 4;

                                    (2) if the Company has effected a
                  registration pursuant to this Section 4 within the 180-day period next preceding such request which permitted ML Holders holding Registrable Securities to register Registrable Securities;

                                    (3) if the Company shall at the time have
                  effective a Shelf Registration pursuant to which the ML Holder or ML Holders that requested registration could effect the disposition of such ML Holder's or ML Holders' Registrable Securities in the manner requested;

                                    (4) if the Registrable Securities which the
                  Company shall have been requested to register shall have a then current market value of less than $50,000,000, unless such registration request is for all remaining Registrable Securities held by the ML Holders; or

                                    (5) during the pendency of any Blackout
                  Period;

provided, however, that the Company shall be permitted to satisfy its obligations under this Section 4(a) by amending (to the extent permitted by applicable law) within 10 Business Days after a written request for registration, any Registration Statement previously filed by the Company under the Securities Act so that such Registration Statement (as amended) shall permit the disposition (in accordance with the intended methods of



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disposition specified as aforesaid) of all of the Registrable Securities for which a demand for registration has been made under this Section 4(a). If the Company shall so amend a previously filed Registration Statement, it shall be deemed to have effected a registration for purposes of this Section 4.

                           b.  The ML Holders delivering such request may
distribute the Registrable Securities covered by such request by means of an underwritten offering or any other means, as determined by the ML Holders holding a majority of Registrable Securities so requested to be registered.

                           c.  Except for a Registration Statement subject
to Section 4(d), a registration requested pursuant to this Section 4 shall not be deemed to be effected for purposes of this Section 4 if it has not been declared effective by the SEC or become effective in accordance with the Securities Act and the rules and regulations thereunder.

                           d.  ML Holders holding a majority in number of
the Registrable Securities held by ML Holders to be included in a Registration Statement pursuant to this Section 4 may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke such request by providing a written notice to the Company revoking such request. If a Registration Statement is so revoked, the ML Holders holding Registrable Securities requesting the filing of such Registration Statement shall reimburse the Company for all its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement.

                           e.  The Company will not include any securities
which are not Registrable Securities in any Registration Statement filed pursuant to a demand made under this Section 4 without the prior written consent of the ML Holders holding a majority in number of the Registrable Securities held by ML Holders and covered by such Registration Statement.

                  5. Selection of Underwriters. In connection with any underwritten offering pursuant to a Registration Statement filed pursuant to a demand made pursuant to Section 4, ML Holders holding a majority in number of the Registrable Securities to be included in the Registration Statement shall have the right to select a lead managing underwriter or underwriters to administer the offering, which lead managing underwriter or underwriters shall be reasonably satisfactory to the Company; provided, however, that the Company shall have the right to select a co-managing underwriter or underwriters for the offering, which co-managing underwriter or underwriters shall be reasonably satisfactory to the ML Holders holding a majority in number of the Registrable Securities held by ML Holders to be included in the Registration Statement.




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                  6. Blackout Periods; Holdback. a. If the Company determines in good faith that the registration and distribution of Registrable Securities (i) would materially impede, delay, interfere with or otherwise adversely affect any pending financing, registration of securities, acquisition, corporate reorganization or other significant transaction involving the Company or (ii) would require disclosure of non-public material information that the Company has a bona fide business purpose for preserving as confidential, as determined by the Board of Directors of the Company in good faith, the Company shall promptly give the Holders notice of such determination and shall be entitled to postpone the filing or effectiveness of a Registration Statement for the shortest period of time reasonably required, but in any event not to exceed 180 days with respect to matters covered by clause (i) above, and not to exceed 90 days with respect to matters covered by clause (ii) above (a "Blackout Period"); provided, that a Blackout Period with respect to a registration of securities proposed by the Company may, at the election of the Company, commence on the date that is 30 days prior to the date the Company in good faith estimates will be the date of filing of, and end no later than the date, following the effective date of such registration, specified in the form of underwriting agreement relating to such registration during which the Company shall be prohibited from selling, offering or otherwise disposing of Common Stock, but in no event to exceed 180 days; provided further, that the Company shall not obtain any deferral under this
Section 6(a) more than once in any twelve-month period, other than normal deferrals required prior to the public release of quarterly financial results of the Company. The Company shall promptly notify each Holder of the expiration or earlier termination of a Blackout Period.

                           b. Each Holder from time to time of more than 1%
of Company Common Stock agrees by acquisition of the Registrable Securities, if so requested in writing by any managing underwriter, not to effect any public sale or distribution of such securities or Related Securities during the seven days prior to and the 120 days after the effective time of any underwritten registration by the Company (either for its own account, or for the benefit of the Holders of any securities of the Company, including Registrable Securities, in each case as to which the Holders are entitled to request to be included pursuant to Section 3) has become effective or such period of time shorter than 120 days that is sufficient and appropriate, in the opinion of the managing underwriter, in order to complete the sale and distribution of securities included in such registration.

                  7. Registration Procedures. If and whenever the Company is required to use reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will:

                  a. prepare and file with the SEC a Registration Statement with respect to such Registrable Securities on any



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         form for which the Company then qualifies or which counsel for the
         Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof (including, if so requested by the Holders, distributions under Rule 415 under the Securities Act pursuant to a Shelf Registration Statement), and use its reasonable best efforts to cause such Registration Statement to become and remain effective;

                  b. prepare and file with the SEC amendments and post-effective amendments to such Registration Statement (including any Shelf Registration referred to in Section 4(a)) and such amendments and supplements to the Prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder necessary to keep such Registration Statement effective (i) in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and (ii) in the case of any other registration, for up to 90 days (or longer period in the event of a Registration Hold Period during such offering, as provided in this
         Section 7) and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to otherwise comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until the earlier of (x) such 90th day (or longer period) and (y) such time as all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities;

                  c. furnish to each Holder of such Registrable Securities such number of copies of such Registration Statement and of each amendment and post-effective amendment thereto, any Prospectus or Prospectus supplement and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder (the Company hereby consenting to the use (subject to the limitations set forth in the last paragraph of this Section 7) of the Prospectus or any amendment or supplement thereto in connection with such disposition);

                  d. use its reasonable best efforts to register or qualify such Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such



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         jurisdictions of the Registrable Securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 7(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                  e. notify each Holder of any such Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 7(b), of the Company's becoming aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (the period during which the Holders are required to refrain from effecting public sales or distributions in such case being referred to as a "Section 7(e) Period"), and prepare and furnish to such Holder a reasonable number of copies of an amendment to such Registration Statement or related Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and the time during which such Registration Statement shall remain effective pursuant to Section 7(b) shall be extended by the number of days in the Section 7(e) Period;

                  f. notify each Holder of Registrable Securities covered by such Registration Statement at any time,

                                    (1) when the Prospectus or any Prospectus
                  supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

                                    (2) of any request by the SEC for amendments
                  or supplements to the Registration Statement or the Prospectus or for additional information;

                                    (3) of the issuance by the SEC of any stop
                  order of which the Company or its counsel is aware or should be aware suspending the effectiveness of the Registration Statement or any order preventing the use of a related Prospectus, or the initiation or any threats of any proceedings for such purposes; and



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                                    (4)  of the receipt by the Company of any
                  written notification of the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or any threats of any proceeding for that purpose;

                  g. otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its stockholders an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act, provided that the Company shall be deemed to have complied with this paragraph if it has complied with Rule 158 under the Securities Act;

                  h. use its reasonable best efforts to cause all such Registrable Securities to be listed on any securities exchange or automated quotation system on which the Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange or automated quotation system, and to provide a transfer agent and registrar for such Registrable Securities covered by such Registration Statement no later than the effective date of such Registration Statement;

                  i.  if the registration is an underwritten
         registration, enter into a customary underwriting agreement and in connection therewith:

                                    (1) make such representations and warranties
                  to the underwriters in form, substance and scope as are customarily made by issuers to underwriters in comparable underwritten offerings;

                                    (2) obtain opinions of counsel to the
                  Company (in form, scope and substance reasonably satisfactory to the managing underwriters), addressed to the underwriters, and covering the matters customarily covered in opinions requested in comparable underwritten offerings;

                                    (3) obtain "cold comfort" letters and bring-
                  downs thereof from the Company's independent certified public accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by independent accountants in connection with underwritten offerings;

                                    (4) if requested, provide indemnification in
                  accordance with the provisions and procedures of
                  Section 10 hereof to all parties to be indemnified pursuant to said Section; and




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                                    (5) deliver such documents and certificates
                  as may be reasonably requested by the managing underwriters to evidence compliance with clause (f) above and with any customary conditions contained in the underwriting agreement.

                  j. cooperate with the Holders of Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters or agents, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the securities to be sold under such Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters or agents, if any, or such Holders may request;

                  k. if reasonably requested by the managing underwriter or underwriters or a Holder of Registrable Securities being sold in connection with an underwritten offering, incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Holders of a majority in number of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering and make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable upon being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  l. provide any Holder of Registrable Securities included in such Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the "Inspectors") with reasonable access during normal business hours to appropriate officers of the Company and the Company's subsidiaries to ask questions and to obtain information reasonably requested by any such Inspector and make available for inspection all financial and other records and other information, pertinent corporate documents and properties of any of the Company and its subsidiaries and affiliates (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility; provided, however, that the Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors in writing are confidential shall not be disclosed to any



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         Inspector unless such Inspector signs or is otherwise bound by a confidentiality agreement reasonably satisfactory to the Company; and

                  m. in the event of the issuance of any stop order of which the Company or its counsel is aware or should be aware suspending the effectiveness of the Registration Statement or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in the Registration Statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain its withdrawal; and the period for which the Registration Statement shall be kept effective shall be extended by a number of days equal to the number of days between the issuance and withdrawal of any stop orders (a "Section 7(m) Period").

                  The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request.

                  Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 7(e) or 7(m), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Prospectus or Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 7(e) or the withdrawal of any stop order contemplated by Section 7(m), and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice.

                  8. Registration Expenses. The Company will pay all Registration Expenses in connection with all registrations of Registrable Securities pursuant to Sections 3 and 4, and each Holder shall pay (x) any fees or disbursements of counsel to such Holder (other than Counsel to the Holders) and (y) all underwriting discounts and commissions and transfer taxes, if any, and documentary stamp taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Registration Statement.

                  9. Reports Under the Exchange Act. The Company agrees to:

                  a. file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

                  b. furnish to any Holder, during the Effective Period, forthwith upon request (A) a written statement by the Company that it has complied with the current public information and reporting requirements of Rule 144 under the Securities Act and the Exchange Act and (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC under the Exchange Act.

                  10. Indemnification; Contribution.

                           a. Indemnification by the Company.  The Company
agrees to indemnify and hold harmless each Holder of Registrable Securities, its officers, directors, agents, trustees, stockholders and each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees, disbursements and expenses, as incurred) incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or preliminary Prospectus, or any amendment or supplement to any of the foregoing or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or a preliminary Prospectus, in light of the circumstances then existing) not misleading, except in each case insofar as the same arise out of or are based upon any such untrue statement or omission made in reliance on and in conformity with information with respect to such indemnified party furnished in writing to the Company by such indemnified party or its counsel expressly for use therein. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers, directors, agents, trustees, stockholders and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities. Notwithstanding the foregoing provisions of this Section 10(a), the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), under the indemnity agreement in this Section 10(a) for any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense that arises out of such Person's failure to send or deliver a copy of the final Prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such Person if such statement or omission was corrected in such final Prospectus and the Company has previously furnished copies thereof to such Holder or other Person in accordance with this Agreement.

                           b. Indemnification by Holders of Registrable
Securities. In connection with any Registration Statement filed pursuant hereto, each Holder of Registrable Securities to be covered thereby will furnish to the Company in writing such information with respect to such Holder, including the name, address and the amount of Registrable Securities held by such Holder, as the Company reasonably requests for use in such Registration Statement or the related Prospectus and agrees severally and not jointly to indemnify and hold harmless the Company, all other Holders or any underwriter, as the case may be, and their respective directors, officers, agents, trustees, stockholders and controlling Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), against any losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees, disbursements and expenses, as incurred), incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact required to be stated in, such Registration Statement, Prospectus or preliminary Prospectus or any amendment or supplement to any of the foregoing or necessary to make the statements therein (in case of a Prospectus or preliminary Prospectus, in the light of the circumstances then existing) not misleading, but only to the extent that any such untrue statement or omission is made in reliance on and in conformity with information with respect to such Holder furnished in writing to the Company by such Holder or its counsel specifically for inclusion therein; provided, however, that the liability of each Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense that is equal to the proportion that the net proceeds from the sale of shares sold by such Holder under such registration statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by such Registration Statement.

                           c. Conduct of Indemnification Proceedings.  Any
Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such indemnified party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement (provided that failure to give such notification shall not affect the obligations of the indemnifying party pursuant to this Section 10 except to the extent the indemnifying party shall have been actually prejudiced as a result of such failure). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under these indemnification provisions for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, unless in the reasonable judgement of any indemnified party a conflict of interest is likely to exist, based on the written opinion of counsel, between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all Holders of Registrable Securities who are indemnified parties, selected by a majority of the Holders of Registrable Securities who are indemnified parties (which choice shall be reasonably satisfactory to the Company), (ii) more than one counsel for the underwriters or (iii) more than one counsel for the Company in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claims, unless in the reasonable judgment of any indemnified party based on the written opinion of counsel a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. No indemnifying party, in defense of any such action, suit, proceeding or investigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or entry into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such action, suit, proceeding or investigation to the extent the same is covered by the indemnity obligation set forth in this Section 10. No indemnified party shall consent to entry of any judgment or enter into any settlement without the consent of each indemnifying party.

                           d. Contribution.  If the indemnification from
the indemnifying party provided for in this Section 10 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations; provided, however, that the liability of each Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense that is equal to the proportion that the net proceeds from the sale of shares sold by such Holder under such Registration Statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by such Registration Statement. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 10(c), any legal and other fees and expenses reasonably incurred by such indemnified party in connection with any investigation or proceeding.

                  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  If indemnification is available under this Section 10, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 10(a) or (b), as the case may be, without regard to the relative fault of said indemnifying parties or indemnified party or any other equitable consideration provided for in this Section 10(d).

                           e. The provisions of this Section 10 shall be in
addition to any liability which any indemnifying party may have to any indemnified party and shall survive the termination of this Agreement.

                  11. Participation in Underwritten Offerings. No Holder of Registrable Securities may participate in any underwritten offering pursuant to
Section 3 hereunder unless such Holder (a) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Company in its reasonable discretion and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  12. Miscellaneous. a. Remedies. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

                           b. Amendments and Waivers.  Except as otherwise
provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in number of the Registrable Securities then outstanding.

                           c. Notices.  Any notice required to be given
hereunder shall be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

                              (i)  if to an ML Holder to:

                                   Merrill Lynch Capital Partners, Inc.
                                   225 Liberty Street
                                   New York, NY 10080-6123
                                   Attn: James V. Caruso
                                   Telecopy: (212) 236-7364

                                   with a copy to:

                                   Marcia L. Tu, Esq.
                                   Merrill Lynch & Co., Inc.
                                   World Financial Center
                                   North Tower
                                   250 Vesey Street
                                   New York, NY 10281-1323
                                   Telecopy: (212) 449-3207

                                   with a copy to:

                                   Bonnie Greaves, Esq.
                                   Shearman & Sterling
                                   599 Lexington Avenue
                                   New York, NY 10022
                                   Telecopy: (212) 848-7179

                             (ii) if to an Equitable Holder to:

                                      Alliance Corporate Finance
                                        Group Incorporated
                                      1285 Avenue of the Americas
                                      19th Floor
                                      New York, NY 10019
                                      Attention: Corporate Finance
                                        Department
                                      Telecopy: (212) 554-1032

                            (iii) if to Frank H. Bevevino to:

                                      Frank H. Bevevino
                                      US Foodservice Inc.
                                      Crosscreek Pointe
                                      1065 Highway 315, Suite 101
                                      Wilkes-Barre, PA 18702
                                      Telecopy: (717) 822-0909

                            (iv) if to the Company to:

                                      Rykoff-Sexton, Inc.
                                      1050 Warrenville Road
                                      Lisle, IL 60532-5201
                                      Attn: Mark Van Stekelenburg, Chairman,
                                            President and Chief Executive
                                            Officer
                                      Telecopy: (708) 971-6588

                                      with copies to:

                                      Elizabeth C. Kitslaar, Esq.
                                      Jones, Day, Reavis & Pogue
                                      77 West Wacker
                                      Chicago, IL 60601-1692
                                      Telecopy: (312) 782-8585

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

                           d. Successors and Assigns.  This Agreement shall
inure to the benefit of and be binding upon the parties hereto, any Holder other than the Shareholders and any successors thereof; provided, however, that (i) any Holder shall have agreed in writing to become a Holder under this Agreement and to be bound by the terms and conditions hereof and (ii) subject to clause
(i), this Agreement and the provisions of this Agreement that are for the benefit of the Holders shall not be assignable by any Holder to any Person that is not so permitted to be a Holder, and any such purported assignment shall be null and void.

                           e. Counterparts.  This Agreement may be executed
in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

                           f.  Descriptive Headings.  The descriptive
heading used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                           g.  Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the State of New York.

                           h.  Severability.  If any term of this Agreement
or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law, provided that in such event the parties shall negotiate in good faith in an attempt to agree to another provision (in lieu of the term or application held to be invalid or unenforceable) that will be valid and enforceable and will carry out the parties' intentions hereunder.

                           i.  Entire Agreement.  This Agreement constitutes
the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       RYKOFF-SEXTON, INC.



                                       By:  /s/ Mark Van Stekelenburg
                                            __________________________________
                                            Mark Van Stekelenburg
                                            Chairman, President and Chief
                                            Executive Officer


                                       MERRILL LYNCH CAPITAL APPRECIATION
                                       PARTNERSHIP NO. B-XVIII, L.P.

                                       By:  Merrill Lynch LBO Partners
                                            No. B-IV, L.P., as General
                                            Partner

                                       By:  Merrill Lynch Capital
                                            Partners, Inc., as General
                                            Partner


                                       By:  /s/ James V. Caruso
                                            __________________________________
                                            James V. Caruso
                                            Vice President

                                       MERRILL LYNCH KECALP L.P. 1994

                                       By: KECALP Inc., as General Partner


                                       By:  /s/ James V. Caruso
                                            __________________________________
                                            James V. Caruso
                                            Vice President


                                       ML OFFSHORE LBO PARTNERSHIP
                                       NO. B-XVIII

                                       By:  Merrill Lynch LBO Partners
                                            No. B-IV, L.P., as Investment
                                            General Partner

                                       By:  Merrill Lynch Capital
                                            Partners, Inc., as General
                                            Partner

                                       By:  /s/ James V. Caruso
                                            __________________________________
                                            James V. Caruso
                                            Vice President

                                       ML IBK POSITIONS, INC.


                                       By:  /s/ James V. Caruso
                                            __________________________________
                                            James V. Caruso
                                            Vice President


                                       MLCP ASSOCIATES L.P. NO. II

                                       By:  Merrill Lynch Capital
                                            Partners, Inc., as General
                                            Partner



                                       By:  /s/ James V. Caruso
                                            __________________________________
                                            James V. Caruso
                                            Vice President


                                       MERRILL LYNCH KECALP L.P. 1991

                                       By:  KECALP Inc., as General
                                            Partner



                                       By:  /s/ James V. Caruso
                                            __________________________________
                                            James V. Caruso
                                            Vice President


                                       MERRILL LYNCH CAPITAL APPRECIATION
                                       PARTNERSHIP NO. XIII, L.P.

                                       By:  Merrill Lynch LBO Partners
                                            No. IV, L.P., as General
                                            Partner
                                       By:  Merrill Lynch Capital
                                            Partners, Inc., as General
                                            Partner


                                       By:  /s/ James V. Caruso
                                            __________________________________
                                            James V. Caruso
                                            Vice President


                                       ML OFFSHORE LBO PARTNERSHIP NO.
                                       XIII

                                       By:  Merrill Lynch LBO Partners
                                            No. IV, L.P., as Investment
                                            General Partner

                                       By:  Merrill Lynch Capital
                                            Partners, Inc., as General
                                            Partner


                                       By:  /s/ James V. Caruso
                                            __________________________________
                                            James V. Caruso
                                            Vice President


                                       ML EMPLOYEES LBO PARTNERSHIP NO. I,
                                       L.P.

                                       By:  ML Employees LBO Managers,
                                            Inc., as General Partner


                                       By:  /s/ James V. Caruso
                                            __________________________________
                                            James V. Caruso
                                            Vice President


                                       MERRILL LYNCH KECALP L.P. 1987

                                       By:  KECALP Inc., as General
                                            Partner


                                       By:  /s/ James V. Caruso
                                            __________________________________
                                            James V. Caruso
                                            Vice President



                                       MERCHANT BANKING L.P. NO. II

                                       By:  Merrill Lynch MBP Inc., as
                                            General Partner


                                       By:  /s/ James V. Caruso
                                            __________________________________
                                            James V. Caruso
                                            Vice President


                                       MLCP ASSOCIATES L.P. NO. IV

                                       By:  Merrill Lynch Capital
                                            Partners, Inc., as General
                                            Partner

                                       By:  /s/ James V. Caruso
                                            __________________________________
                                            James V. Caruso
                                            Vice President

                                       THE EQUITABLE LIFE ASSURANCE
                                        SOCIETY OF THE UNITED STATES



                                       By:  /s/ U. Peter C. Gummeson
                                            __________________________________
                                            U. Peter C. Gummeson
                                            Investment Officer


                                       EQUITABLE DEAL FLOW FUND, L.P.

                                       By:  EQUITABLE MANAGED ASSETS,
                                            L.P., as General Partner

                                       By:  THE EQUITABLE LIFE ASSURANCE
                                            SOCIETY OF THE UNITED STATES,
                                            as General Partner


                                       By:  /s/ U. Peter C. Gummeson
                                            __________________________________
                                            U. Peter C. Gummeson
                                            Investment Officer


                                       EQUITABLE VARIABLE LIFE INSURANCE
                                       COMPANY


                                       By:  /s/ U. Peter C. Gummeson
                                            __________________________________
                                            U. Peter C. Gummeson
                                            Investment Officer



                                       /s/ Frank H. Bevevino
                                       _______________________________________
                                       Frank H. Bevevino